MAINSTAY VP FUNDS TRUST

MainStay VP MacKay Small Cap Core Portfolio

(the “Portfolio”)

Supplement dated February 5, 2021 (“Supplement”) to the

Summary Prospectus and Prospectus, each dated May 1, 2020, as supplemented

Important Notice Regarding Changes to Name and Investment Policies

Capitalized terms and certain other terms used in this Supplement, unless otherwise defined in this Supplement, have the meanings assigned to them in the Summary Prospectus and Prospectus.

At meetings held on January 21, January 25 and February 3, 2021 (collectively, the “Meetings”), the Board of Trustees (“Board”) of MainStay VP Funds Trust (“Trust”) considered and approved, among other related proposals: (i) appointing Wellington Management Company LLP (“Wellington”) as the Portfolio’s subadvisor and the related subadvisory agreement, subject to shareholder approval; (ii) changing the Portfolio’s name and modifying the Portfolio’s principal investment strategies and investment process; and (iii) allowing New York Life Investment Management LLC (“New York Life Investments”), under certain circumstances, to enter into and/or materially amend agreements with affiliated and unaffiliated subadvisors on behalf of the Portfolio without obtaining shareholder approval (referred to as a “manager-of-managers” structure), subject to shareholder approval. These changes are expected to become effective on or about May 1, 2021, if shareholders of the Portfolio approve item (i) above (“Proposal 1”) and item (iii) above (“Proposal 2”) prior to that date. If shareholders approve Proposal 1 but do not approve Proposal 2, the changes discussed above are expected to be effective on or about May 1, 2021, except for the changes discussed in item (iii) above. If shareholders do not approve Proposal 2, the Portfolio will continue to operate pursuant to the scope of the “manager-of-managers” structure described in the Prospectus.

As a result, effective on or about May 1, 2021, the following changes will be made to the Summary Prospectus and Prospectus if shareholders approve Proposal 1 prior to that date:

1.	Name Change. The name of the Portfolio is changed to MainStay VP Wellington Small Cap Portfolio.

2.	Subadvisor Change. References to MacKay Shields LLC (“MacKay”) as Subadvisor to the Portfolio are replaced by Wellington, as appropriate.

3.	Principal Investment Strategies. The “Principal Investment Strategies” section of the Summary Prospectus and Prospectus is deleted in its entirety and replaced with the following:

The Portfolio invests, under normal circumstances, at least 80% of its assets (net assets plus any borrowings for investment purposes) in the securities of U.S. companies with market capitalizations at the time of investment that are generally similar to the Russell 2000® Index (which ranged from $43 million to $13.4 billion as of December 31, 2020. Generally, an issuer of a security is considered to be a U.S. issuer based on the issuer's "country of risk," as determined by a third-party service provider such as Bloomberg.

Investment Process: Wellington Management Company LLP, the Portfolio’s Subadvisor (the “Subadvisor”), seeks to achieve the Portfolio’s investment objective by allocating the Portfolio’s assets among multiple internal portfolio management teams that employ investment strategies with different investment styles, including, Small Cap Value Opportunities, Select Small Cap Growth and Small Companies Strategies. Each investment strategy has distinct investment philosophies and analytical processes to identify securities for purchase or sale.

Collectively, the investment styles represent a range of investment philosophies, companies, and industries. The Portfolio is designed to be balanced by style and is expected to have a consistent orientation to small capitalization companies over time. The Subadvisor may also give consideration to certain environmental, social, and governance (“ESG”) criteria when evaluating an investment opportunity.

Small Cap Value Opportunities Strategy: The Subadvisor’s Small Cap Value Opportunities team seeks to invest in quality companies at a substantial discount that often arises when the market is concerned about the companies’ future. The Small Cap Value Opportunities team believes those concerns can become mispriced due to the presence of biases or change and that research specifically focused on identifying signs of biases and change allows the Small Cap Value Opportunities team to identify mispriced stocks. Change can include secular or cyclical shifts, changes in industry structure, changes in management, or significant shifts in the return on (and of) capital, balance sheet and cash flows. Biases include anchoring (relying too heavily on the first piece of information) and availability (relying on examples that immediately come to mind). The Small Cap Value Opportunities team seeks to maximize a combination of valuation, capital returns, and quality.

Select Small Cap Growth Strategy: The Subadvisor’s Select Small Cap Growth team focuses on identifying investment opportunities in emerging and re-emerging growth companies. Emerging growth companies are companies that are poised to accelerate top-line and / or bottom-line growth, and re-emerging growth companies are companies that are approaching a return to rapid growth. The Select Small Cap Growth team believes the typical profile of an emerging growth company is one that offers disruptive technologies, innovative business models, or is in a rapidly growing market segment. The Select Small Cap Growth team believes that re-emerging growth companies are typically experiencing turnarounds or management changes or are in cyclical industries.

Small Companies Strategy: The Subadvisor’s Small Companies team seeks to construct a broadly diversified portfolio across sectors and industries using fundamental analysis to identify a universe of undervalued and overvalued securities. The Small Companies team employs a traditional, bottom-up fundamental research approach to identify securities with potential positive inflections in business momentum (i.e., whether a company’s share price is trending up or down) that the Small Companies team believes have the most potential to appreciate, while seeking to limit exposure to risk. The Small Companies team also seeks to minimize exposure to risk by diversifying investments over securities issued by a large number of companies across various industries and sectors.

Other Strategies: New York Life Investment Management LLC and/or the Subadvisor may modify the strategies summarized above and allocate the Portfolio’s assets among or to other strategies, such as event-driven, economic sector, or valuation measures, developed or implemented based on, among other factors, changing market conditions.

4.	Principal Risks. The “Principal Risks” section of the Summary Prospectus is revised as follows:

The “Portfolio Management Risk” is deleted and replaced with the following:

Portfolio Management Risk: The investment strategies, practices and risk analyses used by the Subadvisor may not produce the desired results. The Subadvisor may give consideration to certain ESG criteria when evaluating an investment opportunity. The application of ESG criteria may result in the Portfolio (i) having exposure to certain securities or industry sectors that are significantly different than the composition of the Portfolio's benchmark; and (ii) performing differently than other funds and strategies in its peer group that do not take into account ESG criteria or the Portfolio's benchmark.

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5.	Past Performance. The following is inserted at the end of the second paragraph of the section of the Summary Prospectus and Prospectus entitled “Past Performance:”

Effective May 1, 2021, the Portfolio replaced its subadvisor and modified its principal investment strategies as of May 1, 2021. The past performance in the bar chart and table prior to that date reflects the Portfolio’s prior subadvisor and principal investment strategies.

6.	Management. The section of the Summary Prospectus and Prospectus entitled “Management” is deleted in its entirety and replaced with the following:

New York Life Investment Management LLC serves as the Portfolio’s Manager. Wellington Management Company LLP serves as the Portfolio’s Subadvisor. The individuals listed below are jointly and primarily responsible for the day-to-day portfolio management of the Portfolio.

Subadvisor	Portfolio Managers
Wellington Management Company LLP	Gregg R. Thomas, Senior Managing Director	Since May 2021
	Roberto J. Isch, Managing Director	Since May 2021

7.	More About Investment Strategies and Risks. The following is inserted as the fourth bullet to the “ESG Considerations” in the “More About Investment Strategies and Risks” section of the Prospectus:

•	Wellington: Wellington may give consideration to ESG criteria including, but not limited to, climate mitigation and resilience, corporate culture, as well as executive compensation and senior-level succession planning.

8.	Who Manages Your Money? In the section of the Prospectus entitled “Who Manages Your Money?”, the following description of Wellington is added and any and all references to MacKay Shields LLC as subadvisor to the Portfolio are deleted in their entirety:

Wellington Management Company LLP. Wellington has its global headquarters at 280 Congress Street, Boston, MA 02210. As of December 31, 2020, Wellington had over $1 trillion of assets under management.

9.	Portfolio Manager Biographies. The section of the Prospectus entitled “Portfolio Manager Biographies” is amended to (a) include the biographies for Gregg R. Thomas and Roberto J. Isch; and (b) delete references to the Portfolio in the biographies of Migene Kim and Mona Patni, the prior portfolio managers.

Gregg R. Thomas, CFA

Mr. Thomas is a Senior Managing Director and Director, Investment Strategy. He re-joined Wellington in 2002 and has 19 years of investment management experience.

Mr. Thomas received his BS in finance, with high distinction, from the University of Rhode Island (1992). He holds the Chartered Financial Analyst designation.

Roberto J. Isch, CFA

Mr. Isch is a Managing Director and Research Manager and joined Wellington in 2012. He has 14 years of investment management experience.

Mr. Isch earned his BA in political science from the College of the Holy Cross (2006). Additionally, he is a CFA® charterholder and is a member of the CFA Society Boston.

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Portfolio Transition and Related Expenses. In order to implement the new principal investment strategies and investment process described above if shareholders approve Proposal 1, the Portfolio may experience a high level of portfolio turnover. This portfolio transition period may take a significant amount of time and result in the Portfolio holding large amounts of uninvested cash. As a result, there may be times when the Portfolio is not pursuing its investment objective or is not being managed consistent with its investment strategies as stated in the Prospectus. This may impact the Portfolio’s performance. The Portfolio and New York Life Investments will equally share in the direct transaction costs associated with the Portfolio’s transition. New York Life Investments and Wellington will seek to limit the direct and indirect transaction costs associated with the portfolio transition.

10.	MAINSTAY VP WELLINGTON SMALL CAP PORTFOLIO: PRIOR PERFORMANCE OF SIMILAR ACCOUNTS

The performance data for the Wellington U.S. Small Cap Alpha Opportunities Composite is provided to illustrate the past performance of Wellington, the MainStay VP Wellington Small Cap Portfolio’s Subadvisor, in managing all accounts that have an investment objective, strategies and policies substantially similar to the Fund (the “Composite”). You should not consider the performance data as a prediction or an indication of future performance of the Fund or the performance that one might achieve by investing in the Fund. The performance of the Fund may be better or worse than the performance of the Composite due to, among other things, differences in portfolio holdings, sales charges, fees and expenses, asset sizes and cash flows between the Fund and the accounts comprising the Composite. If the performance had been adjusted to reflect the Fund’s fees and expenses, returns would have been lower than those shown.

Wellington has managed discretionary accounts with investment objectives, strategies and policies substantially similar to the investment objective, strategies and policies of the Fund since March 2018. Roberto Isch and Gregg Thomas are the current portfolio managers of the accounts. Since inception of the accounts, Kent Stahl acted as portfolio manager from March 2018 until December 2018. The accounts are not registered investment companies and as such are not subject to certain limitations, diversification requirements and other restrictions imposed under the 1940 Act, and the Internal Revenue Code, to which the Fund, as a registered investment company, is subject. If the accounts were subject to all the requirements and limitations applicable to the Fund, the Composite’s performance might have been adversely affected.

The performance of the Composite is compared against the Russell 2000 Index, the Composite’s and the Fund’s primary benchmark. Wellington believes that the Russell 2000 Index aligns with the Fund’s market-capitalization. The Russell 2000 Index measures the performance of the small-cap segment of the U.S. equity universe. The Russell 2000 Index is unmanaged and it is not possible to invest directly in an index.

The net and gross of fees performance reflect the deduction of all trading expenses and the reinvestment of dividends and other earnings. Net performance is presented after deduction of all fees and expenses, including management fees. Gross of fee performance does not reflect deductions of advisory fees or other expenses that may be incurred in the management of the account.

AS EXPLAINED ABOVE, THE HISTORICAL PERFORMANCE OF THE COMPOSITE IS NOT THAT OF THE FUND, IS NOT A SUBSTITUTE FOR THE FUND’S PERFORMANCE AND IS NOT NECESSARILY INDICATIVE OF ANY FUTURE RESULTS.

The Fund’s actual performance may differ significantly from the past performance of the Composite.

Calendar Year Returns	Performance Net of Fees	Performance Gross of Fees	Russell 2000 Index (Gross)
2020	29.51%	30.53%	19.96%
2019	32.73%	33.77%	25.52%

Annualized Returns as of 12/31/2020
1 Year	29.51%	30.53%	19.96%
2 Years	31.11%	32.14%	22.71%
Since Inception (3/31/2018)	17.24%	18.17%	11.26%

Note: The Composite is composed of five or fewer discretionary accounts. The accounts included in the Composite were valued by third party pricing services throughout the period. The accounts are not registered with the SEC. Performance for the Composite has been calculated in a manner that differs from the performance calculations the SEC requires for registered funds. Composite returns are calculated in compliance with the Global Investment Performance Standards (“GIPS®”) on a trade date basis, and include accrued income and capital gains. The above performance data are provided solely to illustrate the Subadvisor’s experience in managing an investment strategy substantially similar to that of the Fund. Other methods of computing returns may produce different results, and the results for different periods will vary.

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Effective on or about May 1, 2020, the following change will be made to the Prospectus if shareholders approve Proposal 2 prior to that date:

11.	Operation as a Manager of Managers. In the first table in the section of the Prospectus entitled “Operation as a Manager of Managers”, the “X” in the row for the Portfolio under the “Currently May Not Rely On Order” column is deleted and an “X” is inserted in the row for the Portfolio under the “May Rely on Order for Wholly-Owned Subadvisors and Unaffiliated Subadvisors and the Interpretive Relief for Affiliated Subadvisors” column.

Shareholder Proxy

At the Meetings, the Board considered and approved submitting the following Proposals to shareholders of the Portfolio at a special meeting to be held on or about April 5, 2021 (with any postponements or adjournments, the “Special Meeting”):

1.	To approve a new subadvisory agreement between New York Life Investment Management LLC (“New York Life Investments”), the Portfolio’s investment manager, and Wellington Management Company LLP with respect to the Portfolio; and

2.	To permit New York Life Investments, under certain circumstances, to enter into and/or materially amend agreements with unaffiliated and affiliated subadvisors on behalf of the Portfolio without obtaining shareholder approval.

On or about February 15, 2021, shareholders of record of the Portfolio as of the close of business on January 13, 2021, will be sent a proxy statement containing further information regarding the Proposals. The proxy statement will also include information about the Special Meeting, at which shareholders of the Portfolio will be asked to consider and approve the Proposals. In addition, the proxy statement will include information about voting on the Proposals and any other business that properly comes before the Special Meeting and options shareholders will have to attend the Special Meeting or to vote their shares.

The Portfolio and New York Life Investments will equally share in the direct costs associated with the Portfolio’s proxy.

PLEASE RETAIN THIS SUPPLEMENT FOR YOUR FUTURE REFERENCE.

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